PARTICIPATION AGREEMENT

between

KELTIC FINANCIAL PARTNERS II, LP
(“Lead Lender”)

and

FROST GAMMA INVESTMENTS TRUST,
MARK E. ANDREWS, III,
SUSAN M. LAMPEN,
MICHAEL S. LIEBOWITZ,
MARIN BLEU INC.

and

CHESTER FRANKLIN ZOELLER III
(“Participants”)

Dated March 11, 2013

PARTICIPATION AGREEMENT

This Participation Agreement (“Agreement”) is made and entered into this 11th day of March, 2013 (the “Effective Date”) between KELTIC FINANCIAL PARTNERS II, LP, Delaware limited partnership (“Lead Lender”), FROST GAMMA INVESTMENTS TRUST, a trust (“Frost Gamma”), MARK E. ANDREWS, III, an individual (“Andrews”), SUSAN M. LAMPEN, an individual (“Lampen”), MICHAEL S. LIEBOWITZ, an individual (“Liebowitz”), MARIN BLEU INC., a Florida corporation (“Marin”) and CHESTER FRANKLIN ZOELLER III, an individual (“Zoeller”) (Frost Gamma, Andrews, Lampen, Liebowitz, Marin and Zoeller to be individually be referred to as a “Participant”, and collectively as the “Participants”).

RECITALS:

CASTLE BRANDS INC., a corporation organized under the laws of the State of Florida (“CBI”) and CASTLE BRANDS (USA) CORP., a corporation organized under the laws of the State of Delaware (“CBUSA”) (individually and collectively, “Borrower”) and Lead Lender are parties to a Loan and Security Agreement dated as of August 19, 2011, as amended by a First Amendment dated as of July 23, 2012 (together, the “Credit Agreement”), in connection with which Borrower delivered an Amended and Restated Revolving Credit Note dated July 23, 2012 in a maximum principal amount of $7,000,000 (the “Revolving Credit Note”), and other agreements, documents and instruments in connection therewith (all of the foregoing, as the same may be amended, restated, or otherwise modified from time to time to be collectively referred to as the “Loan Documents”).

Pursuant to the terms of the Loan Documents, Lender has extended a “Revolving Credit” to Borrower in a maximum principal amount of $7,000,000. Repayment of Borrower’s obligations to Lender under the Loan Documents is secured by (among other things) the grant by Borrower to Lender of a security interest in and to all of Borrower’s right, title and interest in and to all of Borrower’s personal property as provided in the Loan Documents (the “Collateral”).

Borrower has requested that Lender increase the principal amount of the Revolving Credit by $1,000,000, with a resulting maximum principal amount of $8,000,000, and provide a Term Loan in the amount of $2,500,000 in connection with the acquisition of specified inventory by Borrower.

Lead Lender desires to sell to each of the Participants, and each of the Participants desire to purchase from Lead Lender, an undivided participation interest in and to the Term Loan and the inventory purchased with the proceeds thereof, upon the terms and conditions set forth herein.

AGREEMENT:

1. DEFINITIONS. In addition to the terms defined in the Recitals, above (a) capitalized terms used in this Agreement which are not defined herein have the meanings ascribed to such terms in the Loan Agreement, (b) terms defined in the singular have the same meaning when used in the plural and vice versa, and (c) the following terms shall have the following meanings when used herein:

“Andrews Commitment” means an amount equal to Fifty Thousand and 00/100 Dollars ($50,000.00), which is the maximum dollar amount of Andrews’ participation in the Term Loan.

“Bourbon Collateral” means the Borrower’s raw material, work in progress and finished goods inventory of Borrower’s bourbon inventory stock purchased with the proceeds of the Term Loan on or about the date of this Agreement.

“Bourbon Inventory Release” means the completion of a bottling run of bourbon from the Bourbon Collateral.

“Frost Gamma Commitment” means an amount equal to Five Hundred Thousand and 00/100 Dollars ($500,000.00), which is the maximum dollar amount of Frost Gamma’s participation in the Term Loan.

“Loan Documents” means, individually and collectively, the Borrower Documents, the Senior Guarantor Documents, and all other agreements, documents and instruments executed and/or delivered to Lead Lender in connection therewith, as the same may be amended, restated, extended or otherwise modified from time to time.

“Majority-in-Interest” means one or more Participants holding one or more Participation Percentages exceeding fifty percent (50.0%).

“Material Default” means (i) a default by Borrower in the payment of any sum due Lead Lender under the Loan Agreement with respect to the Term Loan which remains unpaid for ten (10) days following the date such payment is due or declared due, (ii) a “Default” or “Event of Default” (as such terms are defined in the Loan Agreement) caused by Borrower’s failure to comply with any financial covenant under the Loan Agreement, or (iii) the filing by or against Borrower of a proceeding under any state or federal bankruptcy or insolvency law.

“Lampen Commitment” means an amount equal to Fifty Thousand and 00/100 Dollars ($50,000.00), which is the maximum dollar amount of Andrews’ participation in the Term Loan.

“Liebowitz Commitment” means an amount equal to Fifty Thousand and 00/100 Dollars ($50,000.00), which is the maximum dollar amount of Andrews’ participation in the Term Loan.

“Marin Commitment” means an amount equal to Seventy Five Thousand and 00/100 Dollars ($75,000.00), which is the maximum dollar amount of Andrews’ participation in the Term Loan.

“Participant’s Commitment” and “Participants’ Commitments” means, individually and collectively, the Andrews, Frost Gamma, Lampen, Liebowitz, Marin and Zoeller Commitments.

“Participation Interest Rate” means eleven percent (11.00%) per annum.

“Participation Percentage” means, with respect to each Participant, the percentage obtained by dividing (x) the Participant’s Commitment, by (y) the Total Commitments.

“Payment Percentage” means, with respect to each Participant, the percentage obtained by dividing the (x) Participant’s Commitment, by (y) the original principal amount of the Term Loan.

“Reimbursable Expenses” means all reasonable out-of-pocket costs and expenses incurred by Lead Lender in connection with the administration of the Loan Documents and/or enforcement of its rights and remedies against Borrower, including without limitation all court costs, collection charges and attorneys’ fees and disbursements.

“Run Value” of a Bourbon Inventory Release means the purchase price of the Bourbon Inventory Release, based on the Borrower’s acquisition cost of such Bourbon Collateral.

“Total Commitments” means the sum of the Participants’ Commitments.

“Zoeller Commitment” means an amount equal to Twenty Five Thousand and 00/100 Dollars ($25,000.00), which is the maximum dollar amount of Zoeller’s participation in the Revolving Credit.

2.	PURCHASE AND SALE OF PARTICIPATION: CLOSING.

2.1. Purchase and Sale of Participations. Subject to the terms and conditions of this Agreement, Lead Lender hereby transfers and sells to each Participant an undivided interest in the Term Loan and the Bourbon Collateral in an amount equal to such Participant’s Commitment (a Participant’s “Participation Interest”). A Participation Interest shall include participation, to the extent and with the priority provided in Section 5.1 below, in Lender’s security interests in and to the Bourbon Collateral. This sale of Participation Interests is made by Lead Lender absolutely without recourse and without representation or warranty on Lead Lender’s part except as expressly provided herein and each Participant shall be fully and irrevocably at risk to the extent of a Participation Interest in the Term Loan. Pursuant to the terms of this Agreement each Participant agrees to fund (i) a portion of the total outstanding Term Loan up to such Participant’s Commitment at the closing hereof, and (ii) such Participant’s Participation Percentage of all Reimbursable Expenses.

2.2. Closing. The purchase and sale of the Participation Interests contemplated hereby shall be consummated on the date of execution of this Agreement (the “Closing Date”). On the Closing Date, each Participant shall pay to Lead Lender by wire transfer of immediately available funds (in accordance with the wire transfer instructions set forth below Lead Lender’s signature) an amount equal to such Participant’s Commitment.

3.	LEAD LENDER’S REPRESENTATIONS AND WARRANTIES; ACKNOWLEDGMENTS.

3.1. Existence, Power and Authority. Each party to this Agreement hereby represents and warrants to the other parties that (i) if not a natural person, such party is duly organized, validly existing and in good standing under the laws of the state of its formation, and the execution and delivery and performance hereof have been fully authorized by all necessary organizational action of such party, and (ii) such party has full power, right and authority to enter into and perform its obligations under and in connection with this Agreement,.

3.2. Approval, etc. Each party to this Agreement hereby represents and warrants to the other parties that no approval, authorization, order, notice to or consent of, or registration or filing with, any government authority or any other Person, is required in connection with the execution, delivery or performance by such party of this Agreement.

3.3. Legal Investment; Authority. Each Participant hereby represents and warrants to Lead Lender that such Participant has full right, power and authority to purchase such Participant’s Participation Interest as provided in this Agreement, such purchase constitutes a legal investment of such Participant, and such Participant has no obligation to sell, pledge, transfer, assign, encumber or otherwise dispose of all or any portion of such Participant’s Participation Interest to any other Person.

3.4. Participant Credit Decisions. Each Participant has been given adequate opportunity to review and has, independently and without reliance on Lead Lender, investigated, appraised and evaluated the transactions contemplated by this Agreement and the Loan Documents, including but not limited to financial information and other data relating to Borrower and has made its own analysis of Borrower, the Collateral, the Bourbon Collateral, Borrower’s business, financial condition and general credit worthiness, the Term Loan and the Revolving Credit, or the enforceability, legality, validity, accuracy or completeness of any of the Loan Documents, or any other matter having any relation to the Loan Documents, the Collateral, the Bourbon Collateral, the Term Loan, the Revolving Credit, or the granting of a participation therein, all as such Participant has deemed necessary, prudent or advisable in order to enable it to make its own determination and decision to enter into this Agreement and to participate in the Term Loan in accordance with the terms hereof. Such Participant is entering into this Agreement relying entirely upon such independent evaluation and without reliance upon any oral or written representations of any kind or nature by Lead Lender or its officers, agents or employees with respect to Borrower, the Collateral, the Bourbon Collateral, Borrower’s business, financial condition and general credit worthiness, the Revolving Credit, or the enforceability, legality, validity, accuracy or completeness of any of the Loan Documents, or the current or projected financial condition of Borrower or any other matter having any relation to the Loan Documents, the Bourbon Collateral, the Collateral, the Term Loan, the Revolving Credit or the granting of a participation therein, Participant acknowledges and agrees that it shall look only to the Bourbon Collateral and proceeds of the Bourbon Collateral received and collected by Lead Lender from Borrower, and that Lead Lender is not liable out of its own funds for payment or repayment of any portion of principal, interest, fees, charges, or any other payments under the Loan Documents or hereunder.

3.5. No Tax Withholding. Each Participant hereby represents and warrants to Lead Lender that such Participant is entitled to receive all payments hereunder without the withholding of any tax and will furnish to Lead Lender such forms, certifications, statements and other documents as Lead Lender may request from time to time to evidence such Participant’s exemption from the withholding of any tax imposed by any jurisdiction or to enable Lead Lender to comply with any applicable laws or regulations relating thereto. Such Participant shall reimburse and indemnify Lead Lender for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed upon, incurred by or asserted against Lead Lender due to its reliance upon the representations made hereunder that such Participant is exempt from the withholding of tax.

3.6. Participant Acknowledgments. Each Participant acknowledges and agrees that Lead Lender makes no representation or warranty except to the extent expressly contained herein. Without limiting the generality of the foregoing, Lead Lender assumes no liability and makes no representation, warranty or guarantee, express or implied, with respect to Borrower, the Collateral, the Bourbon Collateral, Borrower’s business, financial condition and general credit worthiness, and the Revolving Credit, or the enforceability, legality, validity, accuracy or completeness of any of the Loan Documents, or any other matter having any relation to the Loan Documents, the Collateral, the Bourbon Collateral, the Revolving Credit, the Term Loan or the granting of a participation therein, except as expressly provided herein.

4.	LOAN ADMINISTRATION.

4.1. Loan Administration. Lead Lender agrees to act as servicer with respect to the Term Loan for the benefit of the Participants and Lead Lender as set forth in this Agreement, using Lead Lender’s own facilities, employees and agents. Lead Lender shall administer and service the Term Loan consistent with its usual and customary servicing practices for similar financing arrangements and with the same degree of care that it would exercise in making and administering similar financing arrangements exclusively for its own account. Lead Lender shall not be in breach hereof or liable for any action or failure to act or any error of judgment, mistake or oversight on Lead Lender’s part or on the part of any of Lead Lender’s agents, officers, employees or attorneys with respect to the Participants, Borrower, the Loan Documents, the Term Loan or this Agreement, except for Lead Lender’s gross negligence or willful misconduct and, in such event, Lead Lender shall only be liable to each Participant for the actual losses, if any, suffered by such Participant which are directly caused by Lead Lender’s gross negligence or willful misconduct. Notwithstanding anything to the contrary contained herein, in no event shall Lender be liable to any Participant for any indirect, punitive, exemplary or consequential damages.

Lead Lender shall have the sole and exclusive right in its sole discretion to manage and administer the Term Loan and Collections, to make decisions vested in Lead Lender under the Loan Documents, and to perform the day to day administration of the Term Loan, collection of the Accounts and application of Proceeds of Collateral in accordance with and as set forth in the Loan Documents, subject only to the restrictions set forth in Sections 4.3 and 4.5 hereof. Without limiting the above rights, until the principal amount of the Term Loan and all interest due thereon is paid in full, Lead Lender shall have full and exclusive right and authority to:

(a) collect all payments due under the terms of the Loan Documents as they become due;

(b) receive and hold all Loan Documents and receipts thereunder for the benefit of each Participant and Lead Lender as their respective interests may appear in accordance with the terms and provisions of this Agreement and the Loan Documents; and

(c) receive all notices and information from Borrower under the Loan Documents.

Subject to the provisions of Section 4.5 hereof, each Participant irrevocably authorizes Lead Lender to take action on such Participant’s behalf and to exercise such powers as are specifically or generally or by implication delegated to Lead Lender by the terms of this Agreement together with all rights, powers and directions as are reasonably incidental thereto. Participant acknowledges and agrees that Lead Lender’s duties as servicer of the Term Loan are administrative in nature and nothing contained herein shall impose upon Lead Lender and Lead Lender shall not be deemed to have assumed any fiduciary obligation toward or relationship of agency or trust with or for Participant.

Lead Lender shall further be entitled to assume and rely on the authenticity of all instruments and documents and copies thereof delivered to or received by it from any Participant and the genuineness of all signatures thereon. Lead Lender may consult with legal counsel, accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. No Participant shall contact any Account Debtor for any purpose without the prior written consent of Lead Lender. No Participant shall initiate any judicial action or other proceeding to enforce its rights pursuant to this Agreement against Borrower or any Account Debtor with respect to the Term Loan, any Bourbon Collateral, or any other Collateral, or take any equivalent action against Borrower or an Account Debtor, unless, after a Material Default which has not been waived by a Majority-in-Interest (as applicable in accordance with Section 4.5 below), Lead Lender has failed or refused to do so after being directed in writing by the Majority-in-Interest.

4.2. Reliance. Lead Lender shall be entitled to rely on all instructions and notices provided by a Participant to Lead Lender.

4.3. Remittances; Reimbursable Expenses; Application of Collections. Prior to the time the Credit Facilities are deemed to be “in liquidation”, as defined in Section 5.2 below, and subject to Articles 5, 7, 8 and 9 hereof, any Proceeds of Collateral received by Lead Lender and applied to the payment of principal or interest on the Term Loan shall be applied as set forth in this Section 4.3.

(a) Principal Payments. On the date of a Bourbon Inventory Release, and subject to the amount of Proceeds of Receivables then available to Lead Lender for application to the repayment of principal of the Term Loan pursuant to the Loan Documents (“Term Loan Available Proceeds”), Lead Lender shall apply Term Loan Available Proceeds to the repayment of the principal amount of the Term Loan (i) in an amount equal to the Run Value of such Bourbon Inventory Release, or (ii) if the Run Value of such Bourbon Inventory Release exceeds the Term Loan Available Proceeds, in an amount equal to the Term Loan Available Proceeds. If any repayment to the principal amount of the Term Loan is less than the Run Value of the related Bourbon Inventory Release, Lead Lender shall apply Term Loan Available Proceeds as promptly as possible to the repayment of the principal amount of the Term Loan to address such deficiency. Lead Lender shall pay to each Participant its Payment Percentage of Term Loan Available Proceeds applied to the repayment of the principal amount of the Term Loan within two (2) Banking Days of the date of application.

(b) Interest Payments. On the first Banking Day of each month Lead Lender will pay to each Participant out of Proceeds of Receivables such Participant’s Payment Percentage of interest accrued on the Term Loan at the Participation Interest Rate during the preceding month.

(c) Payments to Participants. Lead Lender will provide each Participant with a monthly accounting of (i) all interest accrued and payable on the Term Loan for the preceding month, (ii) all Bourbon Inventory Releases during the preceding month, (iii) the Run Value of each Bourbon Inventory Release during the preceding month, (iv) the amount of all Term Loan Available Proceeds applied to the repayment of the principal of the Term Loan during the preceding month, and (v) all Reimbursable Expenses incurred by Lead Lender during the preceding month. All payments by Lead Lender to Participants shall be made by wire transfer of immediately available funds in accordance with the wire transfer instructions set forth below each Participant’s signatures hereto, and as such instructions may be changed by each Participant from time to time upon written notice to Lead Lender.

(d) Reimbursable Expenses. Each Participant hereby authorizes Lead Lender to retain such attorneys, accountants and other experts as Lead Lender in its judgment may deem appropriate for the administration of the Loan Documents and the enforcement of remedies contained therein. Upon five (5) days’ notice from Lead Lender, each Participant shall pay such Participant’s Participation Percentage of all Reimbursable Expenses allocated to the Term Loan incurred by Lead Lender to the extent not paid by or on behalf of Borrower or recovered by Lender from Collections. Unless Lead Lender provides the Participants with information reasonably satisfactory to Participants that any Reimbursable Expense is to be allocated solely to the Term Loan, Reimbursable Expenses shall be allocated between the Revolving Credit and the Term Loan in proportion to the then-outstanding principal balance of each such Loan.

(e) (f) Collections by a Participant. Any Receivables, Collateral, Proceeds of Collateral, sums or assets received by a Participant from or for the account of Borrower or any Senior Guarantor with respect to the Credit Facilities, Receivables, Collateral or the Loan Documents, whether before or after the time the transaction with Borrower is deemed to be “in liquidation”, whether through payment, set-off, or otherwise, shall be held in trust for the benefit of Lead Lender and the Participants and shall be promptly delivered to Lead Lender for application as provided herein.

(g) Invalidated Payments. To the extent that any amounts received by a Participant with respect to the Term Loan, whether by payment or otherwise, are subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid to, Borrower, a trustee, receiver or any other Person for any reason (including without limitation as a result of any bankruptcy, insolvency, reorganization, moratorium or similar law, statute, act or code of any jurisdiction), then such Participant shall immediately repay all such amounts to Lead Lender.

(h) Compensation of Lead Lender. In consideration of its servicing and administration of the Credit Facilities, Receivables, Collateral and Loan Documents, Lead Lender shall be entitled to all fees, commissions and other compensation payable by Borrower under the Loan Agreement (“Servicing Fees”). The sole compensation to the Participants under the Loan Documents shall be the payment of interest with respect to such Participant’s Commitment as provided in Section 4.3(a) above.

4.4. Loan Documents; Loan Information. Lead Lender shall retain physical possession of each Loan Document and shall deliver to each Participant a true and complete copy of the Loan Documents. Lead Lender shall maintain books and records as to the Term Loan and Collections, including, but not limited to, a record of amounts of Collections applied to repayment of the principal amount of, and applied to payment of interest on, the Term Loan. Lead Lender shall furnish to the Participants any information reasonably requested by the Participants relating to the Term Loan, Collateral and Bourbon Collateral. All reports and other information furnished by Lead Lender to any Participant, whether in writing or orally, from any third party shall be without representation or warranty by Lead Lender with respect to their truth or accuracy, and except as set forth above, Lead Lender shall have no responsibility with respect to any such reports or information or for verifying such information. All reports and information shall be furnished to, and received by, each Participant on a strictly confidential basis for the exclusive use of such Participant. A Participant shall have the right at any reasonable time during the normal business hours of Lead Lender, upon not less than five (5) Business Days’ written notice, to have access to and, at such Participant’s expense, examine and copy, any and all books, records and documents of Lead Lender relating to the Term Loan, Collateral and Bourbon Collateral.

4.5. Waivers and Amendments of Loan Documents; Releases of Collateral. Without the prior written consent of the Majority-in-Interest, Lead Lender will not waive any Material Default, increase the principal amount of the Term Loan, decrease the interest rate applicable to the Term Loan, release or terminate any security interests in any Collateral, release any Senior Guarantor or any other Person providing collateral support for the Term Loan, or extend the maturity date of the Term Loan. Except as provided as provided above, Lead Lender may in its discretion and without the consent of any Participant amend, modify or supplement any of the Loan Documents, or waive its rights thereunder, so long as any such amendment, modification or supplement does not materially and adversely affect a Participant.

If Lead Lender desires to make any amendment, provide any waiver, or release any Collateral or Person for which the consent of the Majority-in-Interest is required pursuant to the foregoing paragraph, Lead Lender will furnish to each Participant a written notice specifying the term to be amended or modified or the default to be waived, the Collateral or Person to be released, and the terms and conditions of the proposed amendment, modification, waiver or release. If the Majority-in-Interest declines to give its consent to any such amendment, modification, waiver or release, it must notify Lead Lender in writing of such fact within five (5) Business Days thereafter. If the Majority-in-Interest fails to give such notice, its consent to such amendment, modification, waiver or release shall be deemed to have been given. If the Majority-in-Interest delivers notice of its refusal to consent where required for an amendment, modification, waiver or release requested by Lead Lender, Lead Lender may at its sole option, exercisable within thirty (30) days after Agent’s response and upon two (2) Business Days’ written notice to each Participant’s repurchase each Participant’s Participation Interest hereunder, in whole and not in part, by paying each Participant an amount equal to the principal amount of such Participant’s Participation Interest outstanding on the date of purchase, together with interest accrued thereon at the Participation Interest Rate, less its applicable Participation Percentage of all Reimbursable Expenses then outstanding.

4.6. Bankruptcy Proceedings. Lead Lender shall, after giving prior written notice to the Participants of any proceeding instituted by or against Borrower, any Senior Guarantor or any other Person providing collateral support of the Term Loan under any federal or state law, now existing or hereafter enacted or amended, relating to bankruptcy, insolvency, reorganization or other form of debtor relief, have the right and authority to file any claims necessary to protect the interests of Lead Lender and Participants and vote for or against any plan, or otherwise take any action in connection therewith. All recoveries by Lead Lender in any such proceedings (except to the extent applicable to post-petition financing provided solely by Lead Lender) shall be received by Lead Lender for the benefit of Participants and Lead Lender, and shall be promptly divided between the Participants and Lead Lender in accordance with this Agreement. Following Borrower’s bankruptcy (a) no Participant shall unilaterally provide post-petition financing or financing without Lead Lender’s prior written consent, and (b) Lead Lender, in its discretion, may unilaterally provide post-petition financing or financing without any Participant’s consent.

4.7. Absence of Recourse. Each Participant acknowledges and agrees that there is limited recourse for the Term Loan granted by Lead Lender to Borrower under the Loan Agreement, and that repayment of the Term Loan is expected only from the receipt of Proceeds of Collateral under the Loan Documents.

5.	LIQUIDATION PROCEDURE.

5.1. Priorities in Collateral. Lead Lender, Agent and each Participant acknowledges and agrees that the Collateral secures repayment of Borrower’s Obligations with respect to the Term Loan in the following order of priority:

(a) Bourbon Collateral. Prior to the final and indefeasible payment in full of Borrower’s Obligations with respect to the Term Loan, the Bourbon Collateral shall first secure payment of Borrower’s Obligations with respect to the Term Loan, and then the Revolving Credit.

(b) Collateral other than Term Loan Collateral. Prior to the final and indefeasible payment in full of Borrower’s Obligations with respect to the Revolving Credit, all Collateral other than the Term Loan Collateral shall first secure payment of Borrower’s Obligations with respect to the Revolving Credit, and then the Term Loan.

5.2. Application of Proceeds of Collateral During Liquidation. If there is a “Default” or “Event of Default” under the Loan Documents and Lead Lender takes action to enforce Lead Lender’s rights against Borrower, or if Lead Lender makes demand for payment under the Loan Agreement, or if Lead Lender or Borrower terminates the Loan Agreement, then the Credit Facilities shall immediately be deemed to be “in liquidation” and each Participant will, if necessary, promptly thereafter by wire transfer of immediately available funds make such payments as may be required so that each Participant’s Participation Interest in Reimbursable Expenses allocated to the Term Loan pursuant to the terms hereof and remaining unpaid shall equal its applicable Participation Percentage thereof. After the Credit Facilities are deemed to be in liquidation and subject to the provisions of Section 5.1, all Collateral received or held by Lead Lender to then be applied to the payment of Borrower’s Obligations with respect to the Term Loan (taking into account the priorities in Collateral described in Section 5.1) shall be applied to the Term Loan as follows:

(a) First, to the expenses, including attorneys’ fees, incurred in effecting such recovery and in enforcing any right or remedy under the Loan Documents in proportion to the then-outstanding principal balance of each of the Term Loan and the Revolving Credit;

(b) Second, to any Servicing Fees due to Lead Lender;

(c) Third, pro rata to Lead Lender and each Participant for all accrued interest payable with respect to the Term Loan to Lead Lender and the Participants; and

(d) Fourth, pro rata to Lead Lender and each Participant for the unpaid principal amount of their respective interests in the Term Loan.

6. RELATIONSHIP OF THE PARTIES. This Agreement is not intended to constitute, and shall not be construed to establish, a partnership or joint venture between Lead Lender or any Participant or by or among any Participants. Lead Lender and each Participant will have no obligation or responsibility to any other Participant except as specifically stated herein. The execution of this Agreement, the performance of the terms or provisions hereof, and the performance or exercise of any obligations or rights pursuant hereto (including a Participant’s purchase of interests in the Term Loan) shall not constitute Participant as owner, holder, purchaser or seller of any security (as that term is defined in the Securities Act of 1933 or the Security Exchange Act of 1934) issued, owned, purchased or sold by Lead Lender, either as principal or as agent for the Borrower. Each Participant is purchasing and acquiring legal and equitable ownership of its Participation Interest and not making a loan to Lead Lender, and no debtor-creditor or agency relationship exists between any Participant and Lead Lender as a result of this Agreement.

7.	DEFAULT OF PARTICIPANT.

7.1. Participant Payment Default. Upon failure of any Participant to make any payment of its applicable Participation Percentage of any Reimbursable Expenses or other payment required to be made under the terms of this Agreement which continues unremedied for a period of five (5) Banking Days after the date on which such payment was due and payable under this Agreement (a “Participant Payment Default”), Lead Lender shall have the right (but not the obligation) to terminate this Agreement with respect to such Participant without, however, relieving such Participant from any liability hereunder for loss, cost, damage and expense suffered by Lead Lender as result of the Participant Payment Default, and thereafter, at Lead Lender’s option, Lead Lender may, at its option (i) place all or any part of such Participant’s Participation Interest with one or more entities, (ii) purchase such Participant’s Participation Interest for a purchase price equal to the then outstanding principal balance of such Participant’s Participation Interest, plus interest and other amounts payable to such Participant hereunder with respect thereto, minus any amount which such Participant has failed to pay as required by this Agreement and Participant’s applicable Participation Percentage of any Reimbursable Expenses, or (iii) repay Participant’s Participation Interest from Collections as provided in Section 4.3 of this Agreement. In addition, accrued interest to the date of such default shall be paid to a defaulting Participant when and if such amounts are actually received from Collections. In the event that Lead Lender exercises any of the foregoing remedies, Lead Lender’s obligations to a defaulting Participant under this Agreement shall terminate.

Lead Lender may, in its discretion, seek injunctive relief in accordance with Section 7.3 hereof as a result of a Participant Payment Default, or, pursue legal action against the Participant for damages suffered by Lead Lender, including all amounts funded by Lead Lender on Participant’s behalf following a Participant Payment Default.

7.2. Assigned Payments; Excess Contributions. Upon the occurrence of a Participant Payment Default, the defaulting Participant shall be deemed to have assigned any and all payments due to it, whether with respect to principal, interest, fees or otherwise (the “Assigned Payments”), to Lead Lender until amounts owed by the Participant to Lead Lender have been repaid in full. Such Assigned Payments may be held by Lead Lender to reimburse Lead Lender for Reimbursable Expenses and other amounts owed by the defaulting Participant to Lead Lender. Lead Lender shall apply the Assigned Payments to reduction and payment of any amount payable by the defaulting Participant to Lead Lender until all such amounts have been repaid in full. In such event, each Participant hereby authorizes Lead Lender to distribute the Assigned Payments to Lead Lender as provided herein, and this assignments and authorization shall be absolute and irrevocable. Notwithstanding anything contained in this Agreement to the contrary, upon the occurrence of a Participant Payment Default, repayment to Lead Lender of any amount owing by a defaulting Participant to Lender shall have priority over all other payments to such Participant until all such amounts have been paid in full. During the time that a Participant Payment Default exists, the defaulting Participant shall not be entitled to vote or consent or have any approval rights with respect to any action or matter required, contemplated or permitted hereunder or under applicable law and, during such period of time, all determinations shall be made by Lead Lender, or with the consent of Agent, as provided for herein.

7.3. Injunctive Relief. In addition to the above, if any failure of a Participant to comply with the terms of this Agreement is continuing, Lead Lender may seek injunctive relief, and each Participant hereby waives its right to assert that Lead Lender has an adequate remedy at law. Each Participant shall indemnify and hold harmless Lead Lender, its affiliates, each other Participant, such other Participant’s affiliates and their respective directors, officers and employees, from and against any and all loss, cost, damage and expense (including reasonable attorneys’ fees) resulting from or in connection with any failure by such Participant to perform its obligations as provided and contained in this Agreement.

8. DURATION, BUYOUT. Except as otherwise provided in this Agreement, this Agreement shall remain in full force and effect until the final and indefeasible repayment in full of all Obligations payable with respect to the Term Loan. No Participant shall be relieved of its indemnification obligations or its obligation to pay Reimbursable Expenses hereunder until all Obligations payable with respect to the Term Loan have been finally and indefeasibly paid in full. The termination of this Agreement shall not affect the respective rights, duties or obligations of any party incurred prior to the effective date of such termination.

9. INDEMNIFICATION. With respect to any losses, costs, liabilities, damages, penalties, actions, suits and expenses, including, but not limited to, reasonable attorneys’ fees and other legal expenses (collectively “Losses”) which may be imposed upon, asserted against, paid or incurred by Lead Lender and/or any Participant by or to any third party, as applicable, at any time or from time to time in connection with the Term Loan, including the prosecution or defense of any suit relating to or arising out of the Loan Documents, Lead Lender and the Participants shall bear such Losses on a pro rata basis in proportion to their respective interests in the Term Loan, and each party hereby indemnifies the other and holds the other harmless from and against such indemnified party’s Losses on a pro rata basis in proportion to their respective interests in the Term Loan. Notwithstanding anything herein to the contrary neither Lead Lender nor any Participant shall have any obligation to indemnify or hold the other harmless from and against any Losses (or portions thereof) incurred by a party that result from the gross negligence or willful misconduct of such party. All indemnification obligations set forth in this Section 9 shall survive the termination or expiration of this Agreement.

10.	MISCELLANEOUS.

10.1. Entire Agreement. This Agreement embodies the entire agreement and understanding between Lead Lender, Agent and the Participants and supersedes any and all prior agreements and understandings with respect to the subject matter hereof. This Agreement may not be amended or in any manner modified unless such amendment or modification is in writing and signed by all parties hereto.

10.2. Confidential Information. Agent and each Participant will maintain any information received from Lead Lender on a confidential basis and not disclose it to any person who is not an officer, employee, legal counsel, authorized agent, or other person necessary to the operation of the business of Agent or such Participant and the provisions of all confidentiality letters and agreements previously executed by a Participant are hereby incorporated herein by reference with respect to such Participant (to the extent not inconsistent with this Section) and shall survive the execution, delivery and termination of this Agreement. Notwithstanding the foregoing, neither Agent nor any Participant need maintain the confidentiality of, and may disclose, any information obtained pursuant hereto (i) which has become or hereafter becomes generally available to the public other than as a result of Agent’s or such Participant’s disclosure; (ii) which becomes available on a non-confidential basis from a source other than Lead Lender; (iii) to any regulatory body having jurisdiction over Agent or such Participant or otherwise as required by law; (iv) in any litigation or other legal proceeding at law, equity or in bankruptcy to which Lead Lender, Agent or Participant is a party, provided that Agent or such Participant gives Lead Lender not less than ten (10) Business Days’ prior written notice of its intention to disclose such confidential information in order to allow Lead Lender to seek an appropriate protective order; and (v) the disclosure of which is consented to in writing in advance by Lead Lender. Agent and each Participant shall hold Lead Lender harmless from any claims or expenses resulting from a breach of such party’s obligations pursuant to this Section 10.2.

10.3.	Waiver of Jury Trial.

(a) The parties hereto recognize that in matters related to the Term Loan and/or this Agreement, and as it may be subsequently modified and/or amended, any such party may be entitled to a trial in which matters of fact are determined by a jury (as opposed to a trial in which such matters are determined by a federal or state judge). By execution of this Agreement, each party hereto will give up their respective right to a trial by jury. Each party hereto hereby expressly acknowledges that this waiver is entered into to avoid delays, minimize trial expenses, and streamline the legal proceedings in order to accomplish a quick resolution of claims arising under or in connection with the Term Loan and this Agreement.

(b) WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, DIRECTLY OR INDIRECTLY, AT ANY TIME ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE TERM LOAN, THE COLLATERAL, THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED THEREBY OR HEREBY, BEFORE OR AFTER MATURITY.

10.4. Governing Law. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. LEAD LENDER, AGENT AND EACH PARTICIPANT AGREE TO SUBMIT TO PERSONAL JURISDICTION AND TO WAIVE ANY OBJECTION AS TO VENUE IN THE COUNTY OF WESTCHESTER, STATE OF NEW YORK.

10.5. Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon one party by the other, or whenever either of the parties desires to give or serve upon the other any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communications shall be in writing and shall be delivered in person with receipt acknowledged, or mailed by registered or certified mail, return receipt requested, postage prepaid, or telecopied and confirmed by telecopy answerback, addressed as indicated below the signature lines hereto, or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder maybe waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three (3) Banking Days after the same shall have been deposited in the United States mail.

10.6. Titles. The Article and Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

10.7. Assignment. Participant shall not sell, assign or transfer any of its rights under this Agreement without the prior written consent of Lead Lender, which consent shall not be unreasonably withheld, conditioned or delayed.

10.8. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provisions should become invalid, illegal or unenforceable in any respect, the remainder of such provision or the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

10.9. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall constitute an original, and which collectively shall constitute a single document.

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[SIGNATURE PAGES IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their duly authorized representatives.

LEAD LENDER:	KELTIC FINANCIAL PARTNERS II, LP
By Keltic Financial Services, LLC, its general partner
	By: Its: Address:	/s/ Oleh Szczupak Executive Vice President 580 White Plains Road Suite 610 Tarrytown, NY 10591 Attn: Oleh Szczupak, Chief Credit Officer
PARTICIPANTS:

FROST GAMMA INVESTMENTS TRUST

By: /s/ Dr. Phillip Frost
Its: Trustee

MARIN BLEU INC.

By: /s/ Momoko Matsumura
Its: President

/s/ Mark E. Andrews
MARK E. ANDREWS, III

/s/ Susan M. Lampen
SUSAN M. LAMPEN

/s/ Michael S. Liebowitz
MICHAEL S. LIEBOWITZ

/s/ Chester Franklin Zoeller
CHESTER FRANKLIN ZOELLER III